UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 4, 2006


                           INTERLINK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-21858                   77-0056625
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)


          546 FLYNN ROAD, CAMARILLO, CALIFORNIA                    93012
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (805) 484-8855



                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 6, 2006, Interlink Electronics, Inc. (the "Company") issued a press release announcing that it had reached agreement (the "Agreement") with Steven R. Becker, BC Advisors, LLC, SRB Management, L.P., SRB Greenway Capital, L.P., SRB Greenway Capital (Q.P.), L.P., SRB Greenway Offshore Operating Fund, L.P., Tom Thimot and Lawrence S. Barker (collectively, the "Becker Group") with respect to the composition of the Company's Board of Directors. Pursuant to the Agreement, the Becker Group has terminated its solicitation of proxies in opposition to the Company's nominees and the Company has agreed that, effective immediately following the election of its nominees at its Annual Meeting scheduled for October 18, 2006, Lawrence S. Barker and Tom Thimot will serve as additional directors. Messrs. Barker and Thimot were the Becker Group's nominees in the group's proxy solicitation.

         Upon consummation of the Agreement, the Company's Board of Directors will consist of the six existing directors plus Messrs. Barker and Thimot.

         A copy of the Agreement is attached as Exhibit 10.1 and is incorporated by reference herein. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On October 4, 2006, the Company's Board of Directors amended and restated the Company's Amended and Restated Bylaws, as follows:

         o Section 1.1 was amended to provide that the Company's Annual Meeting will be held on the date and at the time and place designated by the Board of Directors. Section 1.1 previously provided that the Annual Meeting would be held on the second Tuesday in June, unless another date was fixed by the Board.

         o Section 1.8 has been updated to provide for the availability of a stockholder list prior to Annual Meetings to reflect changes in the Delaware General Corporation Law permitting the use of electronic facilities and also revises the provision regarding rights of recordholders in view of changes to the Delaware General Corporation Law permitting beneficial owners to inspect corporate books and records under circumstances provided by statute.

         o Section 1.10 now provides that directors are elected by a plurality of the shares present and entitled to vote. Section
                  1.10 previously provided that the vote of a majority of the stock present at a meeting and entitled to vote would decide any question unless a greater vote was required by law.


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         o        Section 2.2 now provides that the number of directors shall be as determined, from time to time, by resolution of the directors and that the Classes shall be as nearly equal as possible. Section 2.2 previously provided for a board of seven directors, specified the number of directors in each Class and required amendment of the Bylaws to increase or decrease the number of directors.

         o Section 2.7 was amended to conform and clarify the changes in the quorum requirements based on the changes to Section 2.2 and reflects the statutory requirement that a quorum may not consist of less than one third of the total number of directors constituting the full Board of Directors.

         o Section 2.11 was amended to revise the director removal provision to clarify that Delaware law does not permit removal of directors without cause in the context of a classified board, unless provided in the Certificate of Incorporation. The Company's Certificate of Incorporation does not permit removal of directors without cause.

         o        Section  3.4 now  elects  governance  under  paragraph  (2) of
                  Section 141(c) of the Delaware General Corporation Law with respect to the appointment and powers of board committees. By default, the appointment and powers of board committees was previously governed by paragraph (1) of Section 141(c) of the Delaware General Corporation Law.

         A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         3.2      Amended and Restated Bylaws, adopted October 4, 2006.

         10.1 Agreement, dated October 4, 2006, by and between Interlink Electronics, Inc., Steven R. Becker, BC Advisors, LLC, SRB Management, L.P., SRB Greenway Capital, L.P., SRB Greenway Capital (Q.P.), L.P., SRB Greenway Offshore Operating Fund, L.P., Tom Thimot and Lawrence S. Barker.

         99.1     Press Release, dated October 6, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 6, 2006.


                           INTERLINK ELECTRONICS, INC.



                           By    /S/ CHARLES C. BEST
                                ----------------------------------------
                                 Charles C. Best
                                 Chief Financial Officer


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